UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2002

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515.

ITEM 5. Other Events

On May 22, 2002 the Company issued the folowing press release.

Puget Sound Energy to FERC: No PSE manipulation of Calif. energy market
Utility‘s filing responds to commission‘s request for information

Bellevue, Wash. (May 22, 2002) – Puget Sound Energy (utility subsidiary of Puget Energy [NYSE:PSD]) confirmed today in a report to federal regulators it did not manipulate the California energy market during the energy crisis of 2000-01.
     The utility reported in an affidavit filed with the Federal Energy Regulatory Commission that its energy trading practices were consistent with traditional business practices for load-serving utilities.
     “Our exhaustive review of energy transactions and internal communications and trading activity give us the utmost confidence to report to FERC that we found no evidence of wrongdoing,” said Julia Ryan, vice president of energy portfolio management for Puget Sound Energy.
     PSE‘s filing was in response to FERC‘s request of more than 100 utilities and energy companies for information about electricity and natural gas sales made in California during 2000 and 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: May 23, 2002